SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549




                                     FORM 8-K

                                  CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 11, 1997

                                 RAYTHEON COMPANY
              (Exact name of registrant as specified in its charter)

                  Delaware               1-2833         04-1760395
          (State of Incorporation)  (Commission File   (IRS Employer
                                         Number)      Identification
                                                          Number)

                   141 Spring Street
               Lexington, Massachusetts                   02173
          (Address of principal executive offices)     (Zip Code)


         Registrant's telephone number, including area code:
         (617) 862-6600







         Item 2.  Acquisition or Disposition of Assets.

                   As previously reported, on July 11, 1997, the Registrant consummated the acquisition of the Defense Systems and Electronics business ("TI Defense") of Texas Instruments Incorporated. The consideration paid by the Registrant in connection with the purchase of TI Defense was $2.875 billion in cash, subject to post-closing adjustments for certain changes in the net assets of TI Defense between September 30, 1996 and the closing date of the acquisition (and not including an additional payment of $75 million in respect of a related assignment and license of certain related intellectual property).

                   In connection with the closing of the acquisition, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is specifically incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

              (a)  Financial Statements of the Businesses Acquired.

              The audited statement of assets to be acquired and li-abilities to be assumed of TI Defense as of December 31, 1996 and December 31, 1995 and the related statements of income and cash flows for each of the three years in the period ended December 31, 1996, were previously filed as
              Exhibit 99.1 to the Company's Current Report on Form 8-K, dated May 23, 1997, and are hereby incorporated herein by reference.

              The unaudited statements of assets to be acquired and li-abilities to be assumed of TI Defense as of March 31, 1997 and the related statements of income and cash flows for each of the three months ended March 31, 1997 and March 31, 1996, were previously filed as Exhibit 99.4 to the Company's Current Report on Form 8-K, dated May 23, 1997, and are hereby incorporated herein by reference.

              (b)  Pro Forma Financial Information.

              Raytheon Company pro forma condensed combined statement of financial condition at March 30, 1997, and pro forma con-densed combined statements of earnings for the twelve months ended December 31, 1996, and for the three months ended March 30, 1997, reflecting (a) Raytheon-TI Defense and (b) Raytheon-TI Defense-Hughes Defense were previously filed as Exhibit 99.3 to the Company's Current Report on







              Form 8-K, dated May 23, 1997, and are hereby incorporated herein by reference.

              (c) Exhibits. The following exhibits are filed as part of this report:

              99.1 Press release, dated July 11, 1997.

              99.2 Raytheon Company Current Report on Form 8-K, dated
                   May 23, 1997.







                                    SIGNATURE



                   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here-unto duly authorized.


         Dated:  July 22, 1997

                                    RAYTHEON COMPANY



                                    By /s/ Thomas D. Hyde
                                       Vice President and
                                       General Counsel







                                  EXHIBIT INDEX


         Exhibit
         Number                     Description

         99.1           Press release, dated July 11, 1997.

         99.2 Raytheon Company Current Report on Form 8-K, dated May 23, 1997.